                                                            Exhibit 10.12 (viii)

                                PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("Agreement") dated as of January 14, 1997 is made by CIS Acquisition Partners, L.P. ("Pledgor"), in favor of LASALLE NATIONAL BANK ("Pledgee"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the "Credit Agreement" (as defined below)

                                   Recitals:

A. Credentials Services International, Inc., a Delaware corporation ("Borrower"), and Pledgee have entered into a certain Credit Agreement of even date herewith (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Pledgee has agreed, subject to certain conditions precedent, to make loans and other financial accommodations to Borrower from time to time.

B. Pledgor owns all of the issued and outstanding common stock of Borrower and will derive direct and indirect economic benefit from the loans and other financial accommodations made to Borrower under the Credit Agreement.

C. Pledgee has required, as a condition to its entering into the Credit Agreement, that Pledgor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and to induce Pledgee to enter into the Credit Agreement and to make loans and financial accommodations to Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

2. Pledge. Pledgor hereby pledges, assigns, transfers, delivers and grants to Pledgee a first lien on and first security interest in (a) all of the capital stock of Borrower now owned or hereafter acquired by Pledgor (collectively, the "Pledged Shares"), (b) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee in substitution for or in addition to the Pledged Shares, (c) any other property of Pledgor, as described in Section 5 below or otherwise, now or hereafter delivered to, or in the possession or custody of Pledgor, and (d) all proceeds of the foregoing (all of the foregoing being referred to herein collectively as the "Pledged Collateral"). All of the Pledged Shares now owned by Pledgor which are presently represented by stock certificates are listed on Exhibit A hereto and such stock certificates, with undated stock powers duly executed in blank by Pledgor, are being delivered to Pledgee simultaneously herewith. Pledgee shall maintain possession and custody of the certificates representing the Pledged Shares and any additional Pledged Collateral.

3. Security for Liabilities. The Pledged Collateral secures the prompt payment, performance and observance of (I) all of the Obligations; and (b) Pledgor's obligations and liabilities under this Agreement and each agreement, document or instrument executed pursuant to or in connection with this Agreement (all of the foregoing being referred to herein collectively as the "Liabilities").

4. Representations, Warranties and Covenants of Pledgor. Pledgor represents and warrants to Pledgee, and covenants with Pledgee, as follows:

         (a) Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Shares listed on Exhibit A and such shares are, and all other shares of stock constituting Pledged Collateral will be, free and clear of all Liens except the Liens created by this Agreement.

         (b) Pledgor has full power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Shares and any additional Pledged Collateral to Pledgee.

         (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally or by the availability of equitable remedies.

         (d) There are no outstanding options, warrants or other agreements with respect to the Pledged Shares and there will be no outstanding options, warrants or other agreements with respect to any Pledged Collateral, other than as set forth on Exhibit A.

         (e) No consent, approval or authorization of or designation or filing with any governmental authority on the part of Pledgor is required in connection with the pledge and security interest granted under this Agreement or the exercise by Pledgee of the voting and other rights provided for in this Agreement.

         (f) The execution, delivery and performance of this Agreement by Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority applicable to Pledgor, or of the agreement of limited partnership of Pledgor or the charter or by-laws of Borrower or of any securities issued by Borrower or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Pledgor or Borrower is a party or which is binding upon Pledgor or Borrower or upon any of their respective property, and will not result in the creation or imposition of any Lien on any of the assets of Pledgor or Borrower except as contemplated by this Agreement.

         (g) The pledge, assignment and delivery to Pledgee of the Pledged Shares pursuant to this Agreement creates a valid first perfected security interest in the Pledged Shares and the proceeds thereof in favor of Pledgee, subject to no prior Lien or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Shares.

         (h) Pledgor agrees that it will defend Pledgee's security interest in the Pledged Collateral and the proceeds thereof against the claims and demands of all Persons.

5. Stock Dividends, Distributions, Etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of Pledgor when necessary or appropriate undated stock powers duly executed in blank, to be held by Pledgee, subject to the terms hereof, as additional Pledged Collateral. If any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgee to be held as additional Pledged Collateral. Except as provided in Section 6(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by Pledgor shall, until paid or delivered by Pledgee, be held by Pledgor in trust as additional Pledged Collateral.

6.   Dividends and Voting Rights.

         (a) So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled, subject to the other provisions of this Agreement, including, without limitation, Section 9--below:

                 (i) To vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Agreement, the Credit Agreement and the other Loan Documents; and

                 (ii) To receive cash dividends or other cash distribution in the ordinary course made in respect of the Pledged Shares, to the extent permitted to be paid pursuant to the Credit Agreement.

         (b) Upon the occurrence and during the continuance of an Event of Default, Pledgor's right to exercise any of the voting or other privileges in respect of the Pledged Shares shall immediately become suspended and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the sole right to exercise such voting and other privileges in respect of such Pledged Shares. To effect such transfer of rights, at any time during the continuance of an Event of Default, Pledgee shall have the right to date and to present to the issuer of the Pledged Shares the irrevocable proxy executed by Pledgor substantially in the form of Exhibit B hereto.

         (c) Upon the occurrence and during the continuance of an Event of Default, if Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other cash distribution, Pledgor shall deliver to Pledgee, all such cash or other distributions as additional Pledged Collateral.

7. Rights of Pledgee. Pledgee shall not be liable for any failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Pledgee hereunder may, if an Event of Default has occurred and is continuing, with prompt subsequent notice to Pledgor, be registered in the name of Pledgee or its nominee and Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to Borrower and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to Borrower or upon the exercise by Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of such rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

8.   Remedies.

         (a) Upon the occurrence and during the continuance of an Event of Default, Pledgee may exercise from time to time any rights and remedies available to it under law or otherwise. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonable and properly given if mailed, at least ten days before such disposition, postage prepaid, addressed to Pledgor at the address of Pledgor set forth in Section 19. Any proceeds of any disposition of Collateral may be applied by Pledgee to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses and any balance of such proceeds may be applied by Pledgee toward the payment of the Liabilities in the order of application set forth in the Security Agreement. All rights and remedies of Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or any security therefor. No delay on the part of Pledgee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Pledgee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Pledgee permitted hereunder shall impair or affect the rights of Pledgee in and to the Collateral.

         (b) Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Pledgee be liable or accountable to Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         (c) Pledgor agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with all applicable laws, regulations, orders, injunctions, decrees or any court, arbitrator or governmental authority having jurisdiction over any such sale or disposition, all at Pledgor's expense.

9. No Disposition. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Shares or any other Pledged Collateral, nor will Pledgor create, incur or permit to exist any Lien with respect to any of the Pledged Shares, any other Pledged Collateral or any interest therein, or any proceeds thereof, except for the Lien provided for by this Agreement. Without the prior written consent of Pledgor, Pledgee agrees that it will not vote to enable, and will not otherwise permit, Borrower to issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares.

10. Further Assurances. At any time and from time to time, upon the written request of Pledgee, Pledgor shall execute and deliver all stock powers, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. No Waiver; Cumulative Remedies. Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee shall be valid unless in writing and signed by Pledgee and then only to the extent therein set forth. A waiver by Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy, which Pledgee would otherwise have on any further occasion. No course of dealing between Pledgor and Pledgee and no failure to exercise, nor any delay in exercising on the part of Pledgee of any right, power or privilege hereunder or under any other Loan Document shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

13. Binding Effect. This Agreement shall be binding on the successors and assigns of Pledgor and shall inure to the benefit of Pledgee and its successors and assigns, except that Pledgor shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

14. Termination. This Agreement and the Liens granted hereunder shall terminate upon termination of the Credit Agreement and the full and complete performance and satisfaction of the Liabilities and promptly upon such termination and such full and complete performance and satisfaction, Pledgee shall surrender the certificates evidencing any Pledged Collateral to Pledgor.

15. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrender thereof to Pledgor.

16. Survival. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.


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17.  Taxes and Expenses. To the extent not paid by Borrower, Pledgor shall upon demand pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and of any experts and agents, that Pledgee may incur in connection with: (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;
(b) the exercise or enforcement of any of the rights of Pledgee hereunder; or
(c) the failure of Pledgor to perform or observe any of the provisions hereof.

18. Attorney-in-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action and to exercise any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of any pledged collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

19. Notices. All notices, demands and other communications hereunder shall be in writing and delivered personally or by nationally recognized overnight courier, or sent by first class mail or by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail, sent:

         (a)  If to Pledgor, to:

         CIS Acquisition Partners, L.P.
         c/o Lincolnshire Management, Inc.
         780 Third Avenue
         New York, NY 10017
         Attention:Allan Weinstein
         T.J. Maloney
         Telephone: (212) 319-3633
         Telecopier: (212) 319-5457

         (b)    If to Pledgee, to

         LaSalle National Bank
         135 South LaSalle Street
         Chicago, Illinois 60603
         Attention: Andrew Kanfer
         Telephone: (312) 904-2771
         Telecopier: (312) 904-4605

or to such other address or telecopy number as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one Business Day after delivery to the courier properly addressed and (iv) if mailed, three Business Days after deposited in the United States mail, certified or registered.

20.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         (a) PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

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ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE OR ANY AFFILIATE THEREOF
INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         (b) PLEDGOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY PLEDGOR WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO PLEDGOR AT ITS ADDRESS PROVIDED IN SECTION 19 EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY PLEDGOR REFUSES TO ACCEPT SERVICE, PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

21. WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO ITS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. PLEDGOR AND PLEDGEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

23.   APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

24. Modifications. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor thereof from, shall be effective without the written agreement of Pledgee and Pledgor and then only to the extent specifically set forth in such writing.

25. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

26. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and all of the parties hereto may execute this Agreement by signing any such counterpart.

27. Entire Agreement. This Agreement embodies the entire agreement and understanding between Pledgor and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Pledgor and Pledgee relating to the subject matter hereof.

                                   * * * * *

         IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the day and year first written above

                                        CIS ACQUISITION PARTNERS, L.P.


                                        By: Credentials G.P.L.P.

                                        By: Credentials G.P., Inc.

                                        By: /s/ T.J. Maloney
                                          --------------------------------------
                                        Name: T.J. Maloney
                                        Title: President

                                        LASALLE NATIONAL BANK


                                        By:  /s/ Andrew Kanfer
                                          --------------------------------------

                                        Name: Andrew Kanfer
                                        Title: Loan Officer

                                   EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT
                                 (Common Stock)

                                 Pledged Shares

1.       100 Shares of common stock, par value $.01 per share.

2. CSI Investment Partners II, L.P, is the registered holder of a Warrant to Purchase 9,900 shares of common stock of Credentials Services International, Inc.

                                 ACKNOWLEDGMENT

The undersigned hereby (a) acknowledges receipt of a copy of the foregoing Pledge Agreement, (b) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Shares or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee, and (c) agrees promptly to note on its books and records the transfer of the security interest in the stock of the undersigned as provided in such Pledge Agreement, including the following legend:

         PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF JANUARY 14, 1996 (AS FROM TIME TO TIME AMENDED, RESTATED OR OTHERWISE MODIFIED) CIS ACQUISITION PARTNERS, L.P. HAS UNDER AND SUBJECT TO THE TERMS OF
         SECTION 6(b) OF SUCH PLEDGE AGREEMENT EMPOWERED LASALLE NATIONAL BANK TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.

Dated:  January 14, 1997.

                                        CREDENTIALS SERVICES INTERNATIONAL, INC.


                                        By: /s/ T.J. Maloney
                                          --------------------------------------
                                        Name: T.J. Maloney
                                        Title: Chairman

                                   EXHIBIT B
                                       to
                                PLEDGE AGREEMENT

                               IRREVOCABLE PROXY

         The undersigned hereby appoints LASALLE National BANK ("Lender"), as proxy with full power of substitution, and hereby authorizes Lender to represent and vote all of the shares of The capital stock of Credentials Services International, inc. held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chose by Lender in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of January 14, 1997 executed by the undersigned in favor of Lender.

         Date:  _________________________________

                                        CIS ACQUISITION PARTNERS, L.P.


                                        By: Credentials G.P.L.P.

                                        By: Credentials G.P., Inc.

                                        By: /s/ T.J. Maloney
                                          --------------------------------------
                                        Name:
                                        Title: